SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 29, 2016

ALERIS CORPORATION

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-185443	27-1539594
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25825 Science Park Drive, Suite 400, Cleveland, Ohio 44122

(Address of Principal Executive Offices, including Zip Code)

(216) 910-3400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On August 29, 2016, Aleris Corporation issued a press release announcing that it has signed a definitive agreement to be acquired by Zhongwang Aluminum USA LLC, a company majority-owned and led by Mr. Liu Zhongtian. A copy of the press release is attached as Exhibit 99.1 to this Current Report and is hereby incorporated by reference herein.

The information contained under this Item 7.01 of this Current Report (including Exhibit 99.1) is being furnished pursuant to Regulation FD and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated August 29, 2016.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include statements regarding, among other things, the expected timing, completion and effects of the proposed transaction and all other statements in this report, other than historical facts, constitute forward-looking statements. In particular, no assurance can be given that the customary closing conditions will be fulfilled, that the customary regulatory approvals will be obtained, that the Company will complete the transaction on the anticipated schedule, or at all. Forward-looking statements involve known and unknown risks and uncertainties, which could cause actual results to differ materially from those contained in or implied by any forward-looking statement. Some of the important factors that could cause actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to the factors discussed in the Company’s filings with the Securities and Exchange Commission, including the sections entitled “Risk Factors” contained therein. Readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether in response to new information, futures events or otherwise, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ALERIS CORPORATION

Date: August 29, 2016	By:	/s/ I. Timothy Trombetta
	Name:	I. Timothy Trombetta
	Title:	Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated August 29, 2016.